UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 23, 2005

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth under Item 5.02(b) below is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release of SeaChange International, Inc. (the “Company”), dated May 24, 2005, reporting the Company’s financial results for the fiscal quarter ended April 30, 2005.

The information contained herein, including the exhibit attached and incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On Monday, May 23, 2005, Mr. William L. Fiedler, the Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary of the Company, informed the Company that he will be retiring from the Company on April 30, 2006. Mr. Fiedler has agreed that, if requested by the Company, he will retire earlier than April 30, 2006.

The Company and Mr. Fiedler have agreed that, for a period of 15 months after Mr. Fiedler’s retirement, Mr. Fiedler will receive his then-current annual base salary and bonus. During such period the Company will pay both the employer and employee portions of payments for medical coverage. In addition, Mr. Fiedler’s stock options will continue to vest through April 30, 2006, and the period during which his stock options may be exercised subsequent to his ceasing to be an employee will be extended to two years. During the five quarters after Mr. Fiedler’s retirement, Mr. Fiedler has agreed to be available at the Company’s request for up to five days per quarter to consult on financial matters without additional compensation. The Company anticipates entering into a definitive agreement shortly with Mr. Fiedler memorializing these terms.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated May 24, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ William L. Fiedler
William L. Fiedler
Chief Financial Officer, Treasurer, Secretary
and Senior Vice President, Finance and Administration

Dated: May 24, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by SeaChange International, Inc., dated May 24, 2005.